                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2007
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                     1-2394                    13-3768097
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

        555 Theodore Fremd Avenue, Rye, New York                   10580
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        (Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code: (914) 925-4413
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                                       N/A
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         (Former name or former address, if changed since last report.)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      / /   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

      / /   Soliciting material pursuant to rule 15a-12 under the Exchange Act
            (17 CFR 240.15a-12)

      / /   Pre-commencement communications pursuant to Rule 15d-2(b) under the
            Exchange Act (17 CFR 240.15d-2(b))

      / /   Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On July 27, 2007, Handy & Harman ("H&H"), a wholly-owned subsidiary of WHX
Corporation ("WHX"), and certain of H&H's subsidiaries amended its Loan and
Security Agreement with Wachovia Bank, National Association (the "Working
Capital Facility"), and its Loan and Security Agreement with Steel Partners II,
L.P. (the "Tranche B Term Loan"), each to be effective as of July 20, 2007. Each of the Working Capital Facility and the Tranche B Term Loan was amended to, among other things, (i) change the definition of EBITDA, (ii) permit additional loans by Steel Partners II, L.P. to H&H in an aggregate amount not to exceed
$7,389,276, and (iii) permit the loan, distribution or other advances by H&H to
WHX of up to $7,389,276, subject to certain limitations, to the extent loaned by
Steel Partners II, L.P. to H&H as permitted by these amendments.

      Steel Partners II, L.P. is the beneficial holder of 5,029,793 shares of
WHX's common stock, representing approximately 50% of the outstanding shares.
Warren G. Lichtenstein, Chairman of the Board of WHX, is the sole managing member of the general partner of Steel Partners II, L.P. In addition, Glen M.
Kassan (Director and Chief Executive Officer of WHX), John Quicke (Director and
Vice President of WHX) and Jack L. Howard and Josh Schechter (Directors of WHX)
are employees of Steel Partners, Ltd., an affiliate of Steel Partners II, L.P.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WHX CORPORATION

Dated: August 1, 2007                       By: /s/ Robert Hynes
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                                            Name: Robert Hynes
                                            Title: Chief Financial Officer